UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Travelers Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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M34171-P08641 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online and/or download a printable copy at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review the complete proxy materials, which contain important information, before voting. THE TRAVELERS COMPANIES, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2011. 485 LEXINGTON AVENUE NEW YORK, NY 10017 Meeting Information Meeting Type: Annual For holders as of: March 28, 2011 Date: May 26, 2011 Time: 1:00 p.m. EDT Location: Hartford Marriott Downtown 200 Columbus Boulevard Hartford, CT 06103 See the reverse side of this notice to obtain proxy materials and voting instructions.

M34172-P08641 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Should you choose to vote these shares in person at the meeting, you must meet the attendance requirements set forth in the Proxy Statement. You will need proof of identification along with either this Notice or proof of ownership. At the meeting you will need to request a ballot to vote these shares. For driving directions to the meeting, please see the "Notice of Internet Availability of Proxy Materials – FAQs" posted at www.travelers.com under "For Investors". Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail only by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2011 to facilitate timely delivery. How to View Online and/or Download a Printable Copy: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents or proxy materials relating to future security holder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE:. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M34173-P08641 1a. Alan L. Beller 1d. Kenneth M. Duberstein 1b. John H. Dasburg 1c. Janet M. Dolan 1g. Patricia L. Higgins 1e. Jay S. Fishman 1f. Lawrence G. Graev 1. Election of the eleven directors listed below. Nominees: 1h. Thomas R. Hodgson 1i. Cleve L. Killingsworth, Jr. 1j. Donald J. Shepard 1k. Laurie J. Thomsen 2. Ratification of the appointment of KPMG LLP as Travelers' independent registered public accounting firm for 2011. The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. 3. Non-binding vote on executive compensation. 4. Non-binding vote on the frequency of future votes on executive compensation. The Board of Directors recommends you vote for THREE YEARS on Proposal 4.

M34174-P08641

To:   Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

By now, you also should have received an email with a link that allows you to view or download the following materials online: (1) the 2010 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated April 12, 2011.  Please refer to these materials when voting your shares.

If you have not received the email regarding the Annual Report and the Proxy Statement, you may view or download them online at www.proxyvote.com. Also, you may request paper copies of both documents by sending an e-mail to Bob Bradshaw in Hartford or Amy Tauzell in Saint Paul.  Please include your full name and mail code in the request.

April 12, 2011

THE TRAVELERS COMPANIES, INC.

2011 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT VOTING INSTRUCTIONS FOR PARTICIPANTS IN

THE TRAVELERS COMPANIES, INC.

401(k) SAVINGS PLAN

Dear Participant,

As described in the proxy statement, the annual meeting of shareholders of The Travelers Companies, Inc. (the “Company”) will be held on May 26, 2011 at 1:00 p.m., Eastern Daylight Time, at the Harford Marriott Downtown, 200 Columbus Boulevard, Hartford, CT 06103 (“Annual Meeting”).  The purpose of the Annual Meeting is to consider and to vote upon the following matters:

•                  Election of the 11 directors listed in the proxy statement.

•                  Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for 2011.

•                  Consideration of a non-binding vote on executive compensation.

•                  Consideration of a non-binding vote on the frequency of future votes on executive compensation.

•                  Consideration of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please read the proxy statement as it contains important information concerning these matters.

The enclosed proxy card identifies the number of shares you are entitled to vote within the Company’s 401(k) Savings Plan (“Savings Plan”).  If you are also a shareholder of record, the number of shares you own of record on the books of our stock transfer agent, Wells Fargo Bank, N.A., is shown separately on the proxy card after the words “Travelers Common.”

Savings Plan

If you are a participant in the Savings Plan, you are entitled to vote shares of Company common stock and/or Series B convertible preferred stock held in the Savings Plan for your account as of the record date, March 28, 2011.  To vote shares held in the Savings Plan for your account (which includes a Common Stock Fund and a Preferred Stock Fund), you must direct the trustee, Fidelity Management Trust Company, how to vote the shares.

Voting Instructions

The enclosed proxy card will serve as voting instructions to the trustee for the shares held for you through the Savings Plan. Alternatively, you may direct the trustee how to vote by using the same telephone or Internet voting procedures described on the enclosed proxy card. Your voting directions will be kept confidential.

All voting instructions for shares held for you under the Savings Plan, whether transmitted by mail, telephone or Internet, must be received no later than 11:59 P.M. Eastern Daylight Time on May 24, 2011, in order to be processed in a timely manner.

•                  If your voting instructions with respect to shares held for you under the Savings Plan are not received by 11:59 P.M. Eastern Daylight Time on May 24, 2011, the trustee will vote shares held for you under the Savings Plan in the same proportion as shares for which voting directions from other participants have been received by the trustee.

Questions regarding the voting of Company stock held in the Savings Plan should be directed to me at (917) 778-6828.

Sincerely,

Matthew S. Furman
Senior Vice President and
Corporate Secretary

To:  Former Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any shares of stock of The Travelers Companies, Inc. (the “Company”) held for your account in the Company’s 401(k) Savings Plan.

In addition, enclosed are the following materials: (1) the 2010 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Notice of Annual Meeting and Proxy Statement, dated April 12, 2011.  You may also view or download these materials online at www.proxyvote.com.   Please refer to these materials when voting your shares.

April 12, 2011